                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                            XETA TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                      XETA

                               TECHNOLOGIES, INC.



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS




Notice is hereby given that a Special Meeting of Shareholders of XETA Technologies, Inc. will be held at ___________________________________________________, Tulsa, Oklahoma, on June
26, 2000 at ________ p.m., local time, for the following purposes:

          1. To approve the adoption of an amendment to the Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock to 50,000,000 and to change the par value of the Common Stock to $0.002 per share; and

          2. If the foregoing amendment is approved, to approve the adoption of an additional amendment to the Amended and Restated Certificate of Incorporation to further reduce the par value of the Common Stock to $0.001 per share in order to effect a two-for-one stock split declared by the Board of Directors and subject to such approval by the shareholders.

The Board of Directors has fixed the close of business on May 12, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof. Only shareholders of record at such time will be so entitled to vote. The Company's Proxy Statement is attached.

The Company's Bylaws provide that business transacted at any special meeting of shareholders shall be limited to the purposes specified in the notice of meeting.

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. THE GIVING OF THIS PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.



                       By Order of the Board of Directors




                                Robert B. Wagner
                                    Secretary



May 19, 2000

                                      XETA

                               TECHNOLOGIES, INC.

                                1814 West Tacoma
                          Broken Arrow, Oklahoma 74012



                                 PROXY STATEMENT


                             SOLICITATION OF PROXIES


     This Proxy Statement is being furnished to shareholders of XETA Technologies, Inc. (the "Company") by its Board of Directors to solicit proxies for use at a Special Meeting of Shareholders to be held on June 26, 2000, at _________________________________________________________, at _________ p.m.,
local time, or at such other time and place to which the Special Meeting may be adjourned.

     The purpose of the Special Meeting is (i) to approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000 and to change the par value of the Common Stock to $0.002 per share; and (ii) if the foregoing amendment is approved, to approve an additional amendment to the Company's Amended and Restated Certificate of Incorporation to further reduce the par value of the Common Stock to $0.001 per share in order to effect a two-for-one stock split of the Company's Common Stock declared by the Board of Directors.

     You are urged to promptly complete and return the accompanying proxy card in the envelope provided, whether or not you intend to be present at the Special Meeting. If you are present at the Special Meeting and wish to vote your shares in person, the accompanying proxy will, at your request, be returned to you at the Special Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by executing a subsequently dated proxy, submitting a notice of revocation to the Company, or attending the Special Meeting and voting in person.

     Proxies properly executed and returned will be voted in accordance with the specifications marked on the proxy card. Proxies containing no specifications will be voted in favor of the proposals described in this Proxy Statement.

     It is expected that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 19, 2000. The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms, banks and other nominees, custodians and fiduciaries for their reasonable expenses incurred in sending proxy materials to beneficial owners of shares and obtaining their instructions. The Company has retained American Securities Transfer & Trust, Inc. ("AST") to assist in the distribution of the proxies and proxy statements for an estimated fee of $__________. Votes will be tabulated by AST.


                                VOTING SECURITIES

     Only shareholders of record at the close of business on May 12, 2000 (the record date) are entitled to vote at the meeting and any adjournment thereof. As of that date there were ____________ shares of Common Stock of the Company outstanding (excluding ____________ shares held in treasury). Shareholders are entitled to one vote per share of Common Stock registered in their names on the record date. A majority of the shares entitled to vote, present in person or represented by proxy, is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes are counted as shares present in determining whether the quorum requirement is satisfied, but since the approval of holders of a majority of the outstanding shares of Common Stock is required to adopt the proposals being presented, abstentions and broker non-votes will have the same effect as a vote against these proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information known to the Company as of March 31, 2000 regarding beneficial ownership of the Company's Common Stock, par value $.05 per share, by (a) each person known by the Company to own more than five percent (5%) of the Company's Common Stock, (b) each director of the Company, (c) the Company's Chief Executive Officer and four most highly compensated executive officers as of October 31, 1999, and (d) all directors and executive officers of the Company as a group.


                                                      AMOUNT AND NATURE
      NAME AND ADDRESS                                   OF BENEFICIAL            PERCENT OF
     OF BENEFICIAL OWNER(1)                              OWNERSHIP(2)                CLASS
-----------------------------                         -----------------           ----------

     Jack R. Ingram                                       736,600(3)                16.58%

     Ronald L. Siegenthaler                               618,592                   13.55%
       P.O. Box 571300, Tulsa, OK  74157

     Mark A. Martin                                       150,000                    3.60%
       891 Bolger Court, Fenton, MO 63026

     Jon A. Wiese                                         105,000                    2.46%

     Donald E. Reigel                                      51,368                    1.22%
       5350 Manhattan Circle, Suite 210,
       Boulder, CO  80303

     Tom Luce                                              48,868(4)                 1.16%

     Robert B. Wagner                                      54,968(5)                 1.30%

     Ron B. Barber                                         52,736                    1.26%
       525 S. Main Street, Suite 800, Tulsa, OK  74103

     Robert D. Hisrich                                     25,800(6)                     *
       10900 Euclid Avenue, Cleveland, OH 44106

     Donald T. Duke                                        25,000                        *
       1701 Morningstar, Edmond, OK  73034

     Tom R. Crofford                                       15,266(7)                     *

     All officers and directors as a group              1,908,866                   37.10%
       (13 persons)

-----------------------------------

 *   Less than one percent of the shares outstanding.

(1) Address is that of the Company's principal office at 1814 W. Tacoma, Broken Arrow, Oklahoma 74012 unless otherwise indicated.

(2) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. The number of shares beneficially owned includes the number of shares of Common Stock that such persons had the right to acquire within 60 days of March 31, 2000 pursuant to unexercised options under the Company's stock option plans, as follows: 280,000 shares for Mr. Ingram; 400,000 shares for Mr. Siegenthaler; 100,000 shares for Mr. Wiese; 51,368 shares for Mr. Reigel; 48,668 shares for Mr. Luce; 43,668 shares for Mr. Wagner; 20,000 shares for Mr. Hisrich; 20,000 shares for Mr. Duke; 8,668 shares for Mr. Crofford; and 981,040 shares for all directors and executive officers as a group (13 persons).

(3)  Includes 5,000 shares held by Mr. Ingram's wife.

(4)  Includes 200 shares held by Mr. Luce as custodian for his minor child.

(5) Includes 2,600 shares held by Mr. Wagner as custodian for his minor children.

(6)  Includes 1,800 shares held by Dr. Hisrich as custodian for his minor child.

(7) Includes 1,525 shares owned by Mr. Crofford's adult son who attends college (Mr. Crofford disclaims beneficial ownership as to these shares).


                                 PROPOSAL NO. 1

              AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
                  THE NUMBER OF AUTHORIZED COMMON SHARES AND TO
                                CHANGE PAR VALUE

     The Board of Directors is seeking shareholder approval to amend Article VI of the Company's Amended and Restated Certificate of Incorporation, as amended (the "Restated Certificate"), to increase the number of authorized shares of Common Stock, par value $0.05 per share, of the Company from 10,000,000 to 50,000,000 shares and to change the par value of the Common Stock from $0.05 to $0.002 per share. This proposal has been adopted by the Board subject to approval thereof by the shareholders of the Company and is attached hereto as Appendix I and made a part hereof. The following discussion is qualified in its entirety to such reference.

INCREASE IN AUTHORIZED SHARES

     As of April __, 2000, ____________ shares of Common Stock were issued and outstanding and the Company had _______ shares in treasury. Also as of that date, ___________ shares of Common Stock were reserved for issuance pursuant to options previously granted under the Company's former employee stock option plan and under the Company's 2000 Stock Option Plan (the "2000 Plan") approved by the shareholders at the Company's April 11, 2000 annual meeting, options previously granted under individual agreements with certain officers and outside directors, and options which may be granted in the future under the 2000 Plan. This leaves only __________ authorized shares remaining as unreserved and available for future issuance.

     The proposed increase in the authorized Common Stock has been recommended by the Board to assure that an adequate supply of authorized and unissued shares is available to accomplish the two-for-one stock split declared by the Board and presented herein to the shareholders for approval (see Proposal No. 2 below), and for general corporate needs such as future stock splits and stock dividends, raising additional capital, financing arrangements, the conversion of other securities (such as warrants and preferred stock) that may be issued by the Company in the future, and acquisitions by the Company of other businesses if favorable opportunities become available. Except for issuances of shares of Common Stock pursuant to the Company's outstanding stock options and the 2000 Option Plan as disclosed herein, and resulting from the two-for-one stock split proposed herein if approved by the shareholders, the Company presently has no specific arrangements, commitments or understandings to issue additional shares of Common Stock.

     Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's shareholders, except as otherwise required by applicable corporate law or Nasdaq or stock exchange policies. If the Board of Directors elects to issue additional shares of Common Stock for any purpose other than a stock split or stock dividend, such issuance could have a dilutive effect on earnings per share, voting power and the present equity holdings of the shareholders. The Company's Amended and Restated Certificate of Incorporation does not provide for preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares.

     Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and Preferred Stock could be issued in one or more transactions which would make more difficult or costly, and less likely, a takeover of the Company. The proposed amendment to the Company's Amended and Restated Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to shareholders any anti-takeover measures.

     The proposed amendment would not affect the authorized Preferred Stock. The Company's 500,000 authorized but unissued shares of Preferred Stock having a par value of $.10 per share may be issued with such rights, preferences, and limitations as the Board of Directors may determine from time to time. No shares of Preferred Stock are currently issued and outstanding.

CHANGE IN PAR VALUE

     The primary reason for proposing a reduction in the amount of par value assigned to the stock is to minimize the Secretary of State filing fee to be charged in connection with the amendment to the Company's Restated Certificate increasing the number of authorized shares to 50,000,000. The filing fee for such an increase, if the par value of the shares remained at $0.05, would be $2,000.00. The filing fee for such an increase when the par value per share is $0.002, is $50.00.

     A change in the par value of the Company's Common Stock from the current value of $0.05 per share to $0.002 per share will have no effect upon the dollar amount of the Company's total shareholders' equity and no substantive effect upon the Company's balance sheet. (If this proposed amendment is approved, the Common Stock account at $0.05 par value will be reduced to reflect the product of the number of shares outstanding times the new par value of $0.002 per share, and the difference will be transferred to the paid-in capital account. This transfer will have no negative impact upon any amounts legally available for distribution to shareholders.)

     The affirmative vote of holders of a majority of shares of Common Stock outstanding and entitled to vote at the Special Meeting is required to approve this amendment to the Company's Restated Certificate.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.


                                 PROPOSAL NO. 2

                              STOCK SPLIT PROPOSAL

     On April 7, 2000, the Board of Directors approved a two-for-one split of the Company's shares of Common Stock outstanding for shareholders of record as of the close of business on June 30, 2000 (the "Stock Split"). The Stock Split is subject to shareholder approval of the Board's recommendation to increase the Company's authorized Common Stock and reduce its par value as presented in Proposal No. 1 above, and to thereafter amend the Company's Restated Certificate as presented in this Proposal No. 2 to further adjust the par value of the Common Stock in proportion to the Stock Split ratio in order to effect the Stock Split. Because the Company does not currently have enough authorized but unissued and unreserved shares to effect the Stock Split, this Proposal No. 2, and therefore the Stock Split, are contingent upon the shareholders' approval of Proposal No. 1.

     To accomplish the Stock Split, the Board is submitting for shareholder approval a proposal to amend Article VI of the Company's Restated Certificate (the "Stock Split Amendment") to reduce the par value of the Common Stock from $0.002 (the par value after approval of Proposal No. 1 above) to $0.001 to effect a two-for-one stock split of the Common Stock for shareholders of record as of the close of business on June 30, 2000. Assuming that Proposal No. 1 is passed, if the Stock Split Amendment is approved by the shareholders the Company will issue one new share of Common Stock for each share of Common Stock outstanding as of the record date of the Stock Split. A true and correct copy of resolutions of the Board declaring the Stock Split and setting forth in full the amendment to Article VI of the Company's Restated Certificate (as amended by Proposal No. 1) is attached hereto as Appendix II and made a part hereof. The following discussion is qualified in its entirety to such reference.

REASONS FOR THE STOCK SPLIT

     During the Company's current fiscal year beginning November 1, 1999, the price per share of the Company's Common Stock reached a record high of $67.87 per share on __________, 2000. The closing Nasdaq bid price on ________, 2000 was $______ per share. The Board of Directors believes that the price per share is currently in a price range that makes the Common Stock less affordable for purchase in lots of 100 or more shares ("round-lots"). Although it is not possible to predict the precise impact the Stock Split would have on the trading price of the Company's Common Stock, the Stock Split would have the effect of reducing the Common Stock's per share trading price, thereby enabling more people to make a purchase of the Common Stock resulting in a wider distribution of the Stock. Furthermore, by increasing the number of shares outstanding, the Stock Split would encourage and facilitate trades in the Company's Common Stock which the Board believes would establish a more liquid market in the Common Stock, thus creating more liquidity in each shareholder's investment.

EFFECT OF THE STOCK SPLIT

     All existing rights of shareholders will remain unchanged by the Stock Split, and the relative ownership position of each shareholder will remain unchanged. Because the par value of the Company's Common Stock will be reduced in relation to the ratio of the Stock Split, the aggregate par value of the Company's Common Stock and the Company's paid-in capital and retained earnings will be unaffected. The only change in the Company's financial statement as a result of the Stock Split will be the presentation of earnings per share, which will be reduced proportionately for all accounting periods presented.

     As of the Record Date for this special meeting, the Company had _____ shares of Common Stock outstanding, of which ______ shares were treasury shares. If the Stock Split is approved, the number of shares outstanding will be _____________ (including ______ treasury shares), assuming no other change in the number of shares of Common Stock outstanding after the Record Date.

     All stock options outstanding on the record date of the Stock Split would be proportionately adjusted in the number of shares subject to such options and in their per share exercise price. As of the Record Date for this Special Meeting, there were ________ shares of the Company's Common Stock subject to outstanding stock purchase options. Likewise, the number of shares available for issuance under the Company's 2000 Stock Option Plan would be proportionately increased from 300,000 shares to 600,000 shares in accordance with the terms of such Plan.

     The Company's Common Stock is listed for trading on the Nasdaq National Market System. The new shares to be issued as a result of the Stock Split will be included in the Company's listing on Nasdaq. Consummation of the stock split will have no material federal tax consequences to stockholders.

DELIVERY OF ADDITIONAL SHARE CERTIFICATES

     As soon as practicable following the payment date of the Stock Split, the Company will mail to each shareholder of record on the payment date a share certificate representing the number of shares of Common Stock that, when aggregated with the shareholder's present number of shares, will equal two times the number of shares of Common Stock held by the shareholder on the payment date.

RECOMMENDATION AND VOTE

     The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting is required to approve this amendment to the Company's Restated Certificate to effect the Stock Split.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.


                              SHAREHOLDER PROPOSALS

     Under regulations of the Securities and Exchange Commission, shareholders are entitled to submit proposals on matters appropriate for shareholder action at annual meetings of the Company in accordance with those regulations. In order for shareholder proposals for the Company's next annual meeting to be eligible for consideration for inclusion in the proxy statement and proxy relating to such meeting, they must be received by the Company no later than October 2, 2000. Such proposals should be directed to XETA Technologies, Inc., 1814 West Tacoma, Broken Arrow, Oklahoma 74012, Attention: President.

                                  OTHER MATTERS

     The Board of Directors does not know of any business to be presented for consideration at the Special Meeting other than that stated in the accompanying Notice. It is intended, however, that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.


                       By Order of the Board of Directors




                                Robert B. Wagner
                                    Secretary



Broken Arrow, Oklahoma
May 19, 2000

                                                                      Appendix I

                      RESOLUTIONS OF THE BOARD OF DIRECTORS
                    AUTHORIZING INCREASE IN AUTHORIZED SHARES
                           AND REDUCTION IN PAR VALUE


     WHEREAS, the Board of Directors of the Company believes it to be necessary and prudent to increase the number of shares of Common Stock that the Company is authorized to issue so that the Company has an adequate supply of authorized and unissued shares available for issuance as the Board may deem appropriate to accomplish corporate purposes such as stock splits, stock dividends, the making of acquisitions through the use of stock, the raising of equity capital, or other corporate purposes as the need may arise; and

     WHEREAS, the Board finds it appropriate and in the best interests of the Company to simultaneously change the par value of the Common Stock from $0.05 per share to $0.002 per share; now, therefore, be it

     RESOLVED, that the Board hereby recommends that Article VI of the Company's Amended and Restated Certificate of Incorporation be amended to increase the authorized shares of Common Stock to 50,000,000 shares and to change the par value of the Common Stock to $0.002 per share, subject to the approval of the shareholders at a special meeting of shareholders called for such purpose; and be it

     FURTHER RESOLVED, that upon approval of such amendment by the shareholders, the officers of the Company are authorized and directed to execute and file with the Secretary of State of Oklahoma an appropriate amendment to Article VI of the Company's Amended and Restated Certificate of Incorporation, as amended, in accordance with the requirements of the Oklahoma General Corporation Act and the terms of the foregoing resolutions.





                     [This space intentionally left blank.]

                                                                     Appendix II

                      RESOLUTIONS OF THE BOARD OF DIRECTORS
                    AUTHORIZING STOCK SPLIT AND CORRESPONDING
                             REDUCTION IN PAR VALUE


     WHEREAS, the Board of Directors of the Company believes it to be in the best interests of the Company that the Company effect a two-for-one split of its outstanding shares of Common Stock by reducing the par value of the Common Stock in proportion to the ratio of the split, and by which each record holder of a share of Common Stock outstanding at the close of business on the record date will receive one additional share of the Company's Common Stock; and

     WHEREAS, in order to effect the stock split, the Board must first obtain shareholder approval of the Board's proposal (i) to increase the authorized shares of the Company's Common Stock to 50,000,000 shares and to change the par value of the Common Stock from $0.05 per share to $0.002 per share, and (ii) to subsequently reduce the par value of the Common Stock to $0.001 in order to effect the stock split; now, therefore, be it

     RESOLVED, that the Board of Directors hereby declares a two-for-one stock split of the Company's Common Stock, payable on or about July 17, 2000, for shareholders of record of the outstanding Common Stock as of the close of business on June 30, 2000, contingent upon approval by the shareholders of (i) the Board's recommendation to amend Article VI of the Company's Amended and Restated Certificate of Incorporation to increase the authorized shares of Common Stock to 50,000,000 and to change the par value of the Common Stock from $0.05 per share to $0.002 per share; and (ii) an additional amendment to Article VI of the Company's Certificate of Incorporation to change the par value of the Common Stock from $0.002 per share to $0.001 per share for purposes of effecting the two-for-one stock split; and be it

     FURTHER RESOLVED, that the shares covered by the Company's stock option plans and agreements and all options to purchase the Company's Common Stock outstanding immediately preceding the split shall be appropriately adjusted in accordance with the terms of such plans, agreements, documents and instruments to reflect the stock split; and be it

     FURTHER RESOLVED, that the President, any Vice President and the Secretary of the Company are hereby authorized and directed to issue as of July 17, 2000, to the several shareholders of record as of the close of business on June 30, 2000, stock certificates for as many whole shares of fully paid and nonassessable Common Stock of this Company as such shareholders shall severally be entitled to under this resolution, and that such shares when and as so issued shall be deemed fully paid, validly issued and nonassessable; and be it

     FURTHER RESOLVED, that the Company make application to Nasdaq National Market for the listing of the shares to be issued pursuant to the stock split authorized by the foregoing resolutions; and that the President or any Vice President be, and each of them hereby is, authorized and directed to execute and deliver or cause to be executed and delivered in the name of and on behalf of the Company such supplemental listing application and to make such changes therein, and cause to be executed and delivered such other documents and agreements, including any indemnification agreement and documents as he may deem necessary or desirable, and to take any and all other action deemed by him necessary or advisable to effect the listing of the additional shares on the Nasdaq National Market; and be it

     FURTHER RESOLVED, that in addition to and without limiting the foregoing, the authorized officers of the Company be, and each of them hereby is, individually authorized, empowered and directed to take, or cause to be taken, such further action, to pay or cause to be paid all liabilities, costs, expenses, fees and other amounts and to execute and deliver, or cause to be executed and delivered, in the name and on behalf of the Company, all such further agreements, certificates, instruments and documents as any proper officer, with the advice of counsel, may deem to be necessary or advisable in order to effect the purpose and intent of the foregoing resolutions and to be in the best interests of the Company.












                     [This space intentionally left blank.]

                             XETA TECHNOLOGIES, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 26, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack R. Ingram and Jon A. Wiese, or either of them, as proxies and attorneys for the undersigned (with full power to act alone and to designate substitutions), hereby revoking any prior Proxy, and hereby authorizes them to represent the undersigned and to vote as designated below, all the shares of Common Stock of XETA Technologies, Inc. held of record by the undersigned on May 12, 2000 at a Special Meeting of Shareholders to be held June 26, 2000, or any adjournment or postponement thereof.

1. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000 AND TO CHANGE THE PAR VALUE OF THE COMMON STOCK TO $0.002 PAR VALUE.

        [ ] For                 [ ] Against               [ ] Abstain

2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE PAR VALUE OF THE COMMON STOCK TO $0.001 PAR VALUE IN ORDER TO EFFECT A TWO-FOR-ONE STOCK SPLIT.

     NOTE: PROPOSAL NO. 2 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL NO. 1

        [ ] For                 [ ] Against               [ ] Abstain

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the two foregoing proposals.

3. IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


-----------------------------------------       --------------------------------
(Signature)                                     (Print Name)


-----------------------------------------       --------------------------------
(Signature)                                     (Print Name)

     NOTE: Signature(s) should follow exactly as your name appears on your stock certificate. In case of joint ownership each owner should sign. Executors, administrators, guardians, trustees, etc. should add their title as such and where more than one executor, etc. is named, a majority must sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer.

     Dated:  ___________________________, 2000.